SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K
                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934


                           February 23, 1996
             ------------------------------------------------
             Date of Report (Date of earliest event reported)


                             GENENTECH, INC.
            ---------------------------------------------------
           (Exact name of registrant as specified in it charter)


            Delaware           1-9813            94-2347624
         ---------------    -------------    -------------------
         (State or other     (Commission     (I.R.S. Employer
          jurisdiction of     File Number)    Identification No.)
          incorporation)




                      460 Point San Bruno Boulevard
                   South San Francisco, California  94080
                   --------------------------------------
                  (Address or principal executive offices)


                             (415) 225-1000
            --------------------------------------------------
           (Registrant's telephone number, including area code)



















ITEM 5.     OTHER EVENTS.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Genentech, Inc. (the
"Company") is hereby filing a cautionary statement identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by, or on behalf of, the Company.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit:

99.1 Cautionary Statement Identifying Important Factors that Could Cause the Company's Actual Results to Differ from Those Projected in Forward Looking Statements.



















































Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GENENTECH, INC.
                                        Registrant

Date:  February 23, 1996
                                        By:  /S/LOUIS J. LAVIGNE, JR.
                                             ---------------------------
                                             Louis J. Lavigne, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer